                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Autobahn, Inc.                                    California                       Autobahn Motors
                                                                                   Mercedes-Benz of Belmont
- -----------------------------------------------------------------------------------------------------------------------------------
Bill Swad Chevrolet, Inc.                         Ohio
- ------------------------------------------------------------------------------------------------------------------------------------
Capitol Chevrolet and Imports, Inc.               Alabama                          Capitol Kia
f/k/a  Sonic Automotive-711 Eastern Blvd.,                                         Capitol Chevrolet
Montgomery, Inc.                                                                   Capitol Hyundai
                                                                                   Capitol Mitsubishi
- -----------------------------------------------------------------------------------------------------------------------------------
Casa Ford of Houston, Inc.                        Texas
- -----------------------------------------------------------------------------------------------------------------------------------
Cobb Pontiac Cadillac, Inc.                       Alabama                          Classic Cadillac Pontiac
- -----------------------------------------------------------------------------------------------------------------------------------
FA Service Corporation                            California                       First Automotive Service Corp.
- -----------------------------------------------------------------------------------------------------------------------------------
FA Thousand Oaks BNG, Inc.                        California
- -----------------------------------------------------------------------------------------------------------------------------------
FA Thousand Oaks COLR, Inc.                       California
- -----------------------------------------------------------------------------------------------------------------------------------
FA Thousand Oaks H, Inc.                          California
- -----------------------------------------------------------------------------------------------------------------------------------
FA Thousand Oaks L, Inc.                          California
- -----------------------------------------------------------------------------------------------------------------------------------
FA Thousand Oaks MBJ, Inc.                        California
- -----------------------------------------------------------------------------------------------------------------------------------
FA Thousand Oaks MSS, Inc.                        California
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Auto Factory, Inc.                            California
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Beverly Hills, Inc.                           California                       Beverly Hills BMW
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Capitol F, Inc.                               California                       Capitol Ford
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Capitol N, Inc.                               California                       Capitol Nissan
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Concord H, Inc.                               California                       Concord Honda
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Concord N, Inc.                               California                       Concord Nissan
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Concord T, Inc.                               California                       Concord Toyota
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Dublin N, Inc.                                California                       Dublin Nissan
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Dublin VWD, Inc.                              California                       Dublin Volkswagen
                                                                                   Dublin Dodge
                                                                                   Hyundai of Dublin
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Holding Corp.                                 California
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Las Vegas H, Inc.                             Nevada                           Honda West
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Marin D, Inc.                                 California                       First Dodge - Marin
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Marin F, Inc.                                 California                       Ford of San Rafael
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Marin LR, Inc.                                California                       Land Rover Marin
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Monterey F, Inc.                              California                       Monterey Ford/Lincoln/Mercury
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Poway D, Inc.                                 California                       Poway Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Poway G, Inc.                                 California                       Ritchey/Fipp Poway
                                                                                   Chevrolet/Oldsmobile

                                                                                   Poway Chevrolet Oldsmobile
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Poway H, Inc.                                 California                       Poway Honda
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Poway T, Inc.                                 California                       Poway Toyota
- -----------------------------------------------------------------------------------------------------------------------------------
FAA San Bruno, Inc.                               California                       Melody Toyota
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Santa Monica V, Inc.                          California                       Volvo of Santa Monica
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Serramonte H, Inc.                            California                       Honda of Serramonte
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Serramonte L, Inc.                            California                       Lexus of Serramonte
                                                                                   Lexus of Marin
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Serramonte, Inc.                              California                       Serramonte Auto Plaza
                                                                                   Serramonte Dodge
                                                                                   Serramonte Isuzu
                                                                                   Serramonte Mitsubishi
                                                                                   Serramonte Nissan
                                                                                   Hyundai of Serramonte
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Stevens Creek, Inc.                           California                       Stevens Creek Nissan
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Torrance CPJ, Inc.                            California                       South Bay Chrysler, Plymouth,
                                                                                   Jeep
- -----------------------------------------------------------------------------------------------------------------------------------
FAA Woodland Hills VW, Inc.                       California                       Volkswagen of Woodland Hills
- -----------------------------------------------------------------------------------------------------------------------------------
FirstAmerica Automotive, Inc.                     Delaware
- -----------------------------------------------------------------------------------------------------------------------------------
Fort Mill Chrysler-Plymouth-Dodge Inc.            South Carolina                   Fort Mill Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Fort Mill Ford, Inc.                              South Carolina
f/k/a FMF Management, Inc.
f/k/a Fort Mill Ford, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Fort Myers Collision Center, LLC                  Florida
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Franciscan Motors, Inc.                           California                       Acura of Serramonte
- -----------------------------------------------------------------------------------------------------------------------------------
Freedom Ford, Inc.                                Florida
f/k/a Ken Marks Ford, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
Frontier Oldsmobile-Cadillac, Inc.                North Carolina                   Frontier Hyundai

                                                                                   Freedom Chevrolet-Oldsmobile-Cadillac
- -----------------------------------------------------------------------------------------------------------------------------------
HMC Finance Alabama, Inc.                         Alabama                          HMC Finance
f/k/a Sonic-Birmingham Used Cars, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Kramer Motors Incorporated                        California                       Honda of Santa Monica
- -----------------------------------------------------------------------------------------------------------------------------------
Lone Star Ford, Inc.                              Texas
f/k/a OBS, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
L Dealership Group, Inc.                          Texas
f/k/a Lucas  Dealership Group, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Marcus David Corporation                          North Carolina                   Town & Country Toyota
- -----------------------------------------------------------------------------------------------------------------------------------
North Point Imports, L.L.C.
f/k/a North Point Volvo, L.L.C.                   Georgia                          [North Point Volvo]
- -----------------------------------------------------------------------------------------------------------------------------------
Philpott Motors, Ltd.                             Texas
- -----------------------------------------------------------------------------------------------------------------------------------
Riverside Nissan, Inc.                            Oklahoma
- -----------------------------------------------------------------------------------------------------------------------------------
Royal Motor Company, Inc.                         Alabama                          City Chrysler Plymouth Jeep
- -----------------------------------------------------------------------------------------------------------------------------------
Santa Clara Imported Cars, Inc.                   California                       Honda of Stevens Creek
- -----------------------------------------------------------------------------------------------------------------------------------
Smart Nissan, Inc.                                California                       First Nissan-Marin
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - Bondesen, Inc.                 Florida                          Fred Bondesen Chevrolet,
                                                                                   Oldsmobile, Cadillac
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive of Chattanooga, LLC              Tennessee                        Town and Country Volvo of
                                                                                   Chattanooga

                                                                                   BMW of Chattanooga

                                                                                   Volvo of Chattanooga
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-Clearwater, Inc.                 Florida                          Clearwater Toyota
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive Collision Center of              Florida
Clearwater, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive F&I, LLC                         Nevada
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive of Georgia, Inc.                 Georgia
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive of Nashville, LLC                Tennessee                        Town and Country of Nashville

                                                                                   BMW of Nashville

                                                                                   Town and Country Volkswagen of
                                                                                   Nashville

                                                                                   Volkswagen of Nashville

                                                                                   Sonic Automotive Body Shop
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive of Nevada, Inc.                  Nevada
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive Servicing Company, LLC           Nevada
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive of Tennessee, Inc.               Tennessee
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive of Texas, L.P.                   Texas                            Lone Star Ford
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive West, LLC                        Nevada
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 1307 N. Dixie Hwy., NSB, Inc.  Florida                          Halifax Ford-Mercury
                                                                                   Halifax Ford Truck Center
                                                                                   Halifax Ford Used Cars
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-1400 Automall Drive, Columbus,   Ohio                             Hatfield Hyundai
Inc.                                                                               Hatfield Isuzu
                                                                                   Hatfield Subaru
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-1455 Automall Drive, Columbus,   Ohio                             Volkswagen West
Inc.                                                                               Hatfield Kia
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-1495 Automall Drive, Columbus,   Ohio                             Hatfield Lincoln Mercury
Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-1500 Automall Drive, Columbus,   Ohio                             Toyota West
Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 1720 Mason Ave., DB, Inc.      Florida
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 1720 Mason Ave., DB, LLC       Florida                          Mercedes-Benz of Daytona Beach
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 1919 N. Dixie Hwy., NSB, Inc.  Florida                          Halifax Chevrolet-Oldsmobile
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 21699 U.S. Hwy 19 N., Inc.     Florida                          Clearwater Mitsubishi
- -----------------------------------------------------------------------------------------------------------------------------------


                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- ------------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 241 Ridgewood Ave., HH, Inc.   Florida                          Sunrise Auto World
                                                                                   Sunrise Fleet Sales
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive 2424 Laurens Rd., Greenville,    South Carolina
Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 2490 South Lee Highway, LLC    Tennessee                        Town and Country Honda of
                                                                                   Cleveland

                                                                                   Racetrack Motors

                                                                                   Cleveland Honda
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive 2752 Laurens Rd., Greenville,    South Carolina                   Century BMW
Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 3401 N. Main, TX, L.P.         Texas                            Ron Craft
                                                                                   Chevrolet-Cadillac-Oldsmobile

                                                                                   Baytown Auto Collision Center
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-3700 West Broad Street,          Ohio                             Trader Bud's Westside Chrysler
Columbus, Inc.                                                                     Jeep
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 3741 S. Nova Rd., PO, Inc.     Florida                          HMC Finance
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-4000 West Broad Street,          Ohio                             Trader Bud's Westside Dodge
Columbus, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 4701 I-10 East, TX, L.P.       Texas                            Baytown Ford
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 5221 I-10 East, TX, L.P.       Texas                            Casa Chrysler-Plymouth-Jeep

                                                                                   Baytown Chrysler-Jeep
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive  5260 Peachtree Industrial       Georgia                          Dyer and Dyer Volvo
Blvd., LLC
                                                                                   Dyer & Dyer Volvo of Southlake
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive-5585 Peachtree Industrial        Georgia
Blvd., LLC
- ------------------------------------------------------------------------------------------------------------------------------------

Sonic Automotive - 6008 N. Dale Mabry, FL, Inc.   Florida                          Volvo of Tampa
- ------------------------------------------------------------------------------------------------------------------------------------



                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.


- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                     Domestic State                  Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 6025 International Drive, LLC  Tennessee                        Town and Country KIA of
                                                                                   Chattanooga

                                                                                   Town and Country Volkswagen of
                                                                                   Chattanooga

                                                                                   Volkswagen of Chattanooga

                                                                                   Kia of Chattanooga
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Automotive - 9103 E. Independence, NC, LLC  North Carolina                   Infiniti of Charlotte
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - 2185 Chapman Rd., Chattanooga, LLC        Tennessee                        Economy Honda Cars

                                                                                   Sonic Automotive Collision Center
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Camp Ford, L.P.                           Texas                            LaPorte Ford
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Carrollton V, L.P.                        Texas                            Volvo of Dallas
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Chattanooga D East, LLC                   Tennessee                        Airport Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Chrysler-Plymouth-Jeep, LLC                 North Carolina                   Lake Norman
f/k/a Sonic Chrysler-Plymouth-Jeep-Eagle, LLC                                      Chrysler-Plymouth-Jeep

                                                                                   Lake Norman Used Car Center

                                                                                   Lake Norman Pre-Owned

                                                                                   Lake Norman Collision Center
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Classic Dodge, Inc.                       Alabama                          Classic Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Dallas Auto Factory, L.P.                 Texas
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Dodge, LLC                                  North Carolina                   Lake Norman Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Fitzgerald Chevrolet, LLC                 North Carolina                   Not New Car Store
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - FM Automotive, LLC                        Florida                          Mercedes-Benz of Fort Myers
f/k/a Sonic Automotive - 6008 N. Dale Mabry,
FL, LLC
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - FM , Inc.                                 Florida                          BMW of Fort Myers
f/k/a Sonic - FM BMW, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - FM Nissan, Inc.                           Florida                          Nissan of Fort Myers
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - FM VW, Inc.                               Florida                          Volkswagen of Fort Myers
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Fort Worth T, L.P.                        Texas                            Garry McKinney Toyota
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Freeland, Inc.                            Florida                          Honda of Fort Myers
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Global Imports, L.P.                      Georgia
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic-Glover, Inc.                                Oklahoma                         Expressway Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Integrity Dodge LV, LLC                   Nevada                           Nevada Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Las Vegas C East, LLC                     Nevada                           Cadillac of Las Vegas
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Las Vegas C West, LLC                     Nevada                           Cadillac of Las Vegas - West
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Lloyd Nissan, Inc.                        Florida                          Lloyd Nissan
                                                                                   Lloyd Automotive
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Lloyd Pontiac - Cadillac, Inc.            Florida                          Lloyd Pontiac-Cadillac-GMC
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Lute Riley, L. P.                         Texas                            Lute Riley Honda
f/k/a Sonic - Lute Riley Honda, L.P.
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Manhattan Fairfax, Inc.                   Virginia                         BMW of Fairfax
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Manhattan Waldorf, Inc.                   Maryland                         Nissan Jeep of Waldorf
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Montgomery FLM, Inc.                        Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Newsome Chevrolet World, Inc.             South Carolina                   Newsome Chevrolet World
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Newsome of Florence, Inc.                 South Carolina                   Newsome Automotive (Mercedes)

                                                                                   Imports of Florence (BMW)

                                                                                   Newsome Chevrolet

                                                                                   Isuzu of Florence (Isuzu)
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - North Charleston, Inc.                    South Carolina                   Altman Lincoln- Mercury
                                                                                   Altman Hyundai
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - North Charleston Dodge, Inc.              South Carolina                   Altman Dodge
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic Peachtree Industrial Blvd., L.P.            Georgia
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Reading, L.P.                             Texas                            Reading Buick-Pontiac-GMC
                                                                                   Reading Toyota
                                                                                   Toyota of Baytown
                                                                                   Baytown Pontiac-GMC-Buick
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Richardson F, L.P.                        Texas                            North Central Ford
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Riverside, Inc.                           Oklahoma                         Riverside Chevrolet
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Riverside Auto Factory, Inc.              Oklahoma                         [Tulsa Auto Factory]
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Rockville Imports, Inc.                   Maryland                         Rockville Porsche-Audi
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Rockville Motors, Inc.                    Maryland                         Lexus of Rockville
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Sam White Nissan, L.P.                    Texas                            Lone Star Nissan
                                                                                   Lone Star Oldsmobile
                                                                                   Lone Star Nissan-Oldsmobile
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Sam White Oldsmobile, L.P.                Texas
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Shottenkirk, Inc.                         Florida                          Pensacola Honda
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Stevens Creek B, Inc.
f/k/a Don Lucas International, Inc.               California                       Stevens Creek BMW
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Superior Oldsmobile, LLC                  Tennessee                        Cleveland Oldsmobile-Cadillac-GMC
f/k/a Town and Country Saturn of
Chattanooga, LLC
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic of Texas, Inc.                              Texas
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Volvo LV, LLC                             Nevada                           Volvo of Las Vegas
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Williams Buick, Inc.                      Alabama                          Montgomery Auto Factory
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Williams Cadillac, Inc.                   Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Williams Imports, Inc.                    Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
Sonic - Williams Motors, LLC                      Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
Speedway Chevrolet, Inc.                          Oklahoma
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Alabama - 1, LLC                              Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Alabama - 2, LLC                              Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Alabama - 3, LLC                              Alabama
- -----------------------------------------------------------------------------------------------------------------------------------
SRealEstate Arizona - 1, LLC                      Arizona
- -----------------------------------------------------------------------------------------------------------------------------------
SRealEstate Arizona - 2, LLC                      Arizona
- -----------------------------------------------------------------------------------------------------------------------------------
SRealEstate Arizona - 3, LLC                      Arizona
- -----------------------------------------------------------------------------------------------------------------------------------
SRealEstate Arizona - 4, LLC                      Arizona
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                    Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Florida - 1, LLC                              Florida
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Florida - 2, LLC                              Florida
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Florida - 3, LLC                              Florida
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Georgia - 1, L.P.                             Georgia
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Georgia - 2, L.P.                             Georgia
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Georgia - 3, L.P.                             Georgia
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Holding, LLC                                  North Carolina
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Nevada - 1, LLC                               Nevada
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Nevada - 2, LLC                               Nevada
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Nevada - 3, LLC                               Nevada
- -----------------------------------------------------------------------------------------------------------------------------------
SRE South Carolina - 1, LLC                       South Carolina
- -----------------------------------------------------------------------------------------------------------------------------------
SRE South Carolina - 2, LLC                       South Carolina
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Tennessee - 1, LLC                            Tennessee
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Tennessee - 2, LLC                            Tennessee
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Tennessee - 3, LLC                            Tennessee
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Texas - 1, L.P.                               Texas
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Texas - 2, L.P.                               Texas
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Texas - 3, L.P.                               Texas
- -----------------------------------------------------------------------------------------------------------------------------------
SRE Virginia - 1, LLC                             Virginia
- -----------------------------------------------------------------------------------------------------------------------------------
Stevens Creek Cadillac, Inc.                      California                       St. Claire Cadillac/Oldsmobile
- -----------------------------------------------------------------------------------------------------------------------------------
Town and Country Chrysler-Plymouth-Jeep, LLC      Tennessee                        Cleveland Chrysler-Plymouth-Jeep
- -----------------------------------------------------------------------------------------------------------------------------------
Town and Country Chrysler-Plymouth-Jeep of        South Carolina                   Town and Country Hyundai
Rock Hill, Inc.                                                                    Fort Mill Chrysler Jeep
- -----------------------------------------------------------------------------------------------------------------------------------
Town and Country Dodge of Chattanooga, LLC        Tennessee                        Dodge of Chattanooga
- -----------------------------------------------------------------------------------------------------------------------------------
Town and Country Ford, Incorporated               North Carolina
- -----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit 21.1
                    Subsidiaries of Sonic Automotive, Inc.

- -----------------------------------------------------------------------------------------------------------------------------------
Name of Entity                                    Domestic State                   Assumed Name
- -----------------------------------------------------------------------------------------------------------------------------------
Town and Country Ford of Cleveland, LLC           Tennessee
- -----------------------------------------------------------------------------------------------------------------------------------
Town and Country Jaguar, LLC                      Tennessee                        Town and Country Infiniti of
                                                                                   Chattanooga

                                                                                   Town and Country Jaguar of
                                                                                   Chattanooga

                                                                                   Jaguar of Chattanooga

                                                                                   Infiniti of Chattanooga
- -----------------------------------------------------------------------------------------------------------------------------------
Transcar Leasing, Inc.                            California                       Serramonte Pontiac Buick GMC
- -----------------------------------------------------------------------------------------------------------------------------------
Village Imported Cars, Inc.                       Maryland                         Village Volvo
- -----------------------------------------------------------------------------------------------------------------------------------
Windward, Inc.                                    Hawaii                           Honda of Hayward
- -----------------------------------------------------------------------------------------------------------------------------------